PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
         SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    The Diaz-Verson Funds Inc.
----------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-(6)(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction
     applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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
(5)  Total fee paid:
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     the offsetting fee was paid previously.  Identify the previous
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
                    THE DIAZ-VERSON FUNDS INC.
             1200 Brookstone Centre Parkway, Suite 105
                     Columbus, Georgia  31904
                          (706) 660-1150


                                                   October 17, 1996

Dear Shareholder:

     The Board of Directors has unanimously approved a Plan of Liquidation for The Diaz-Verson Funds Inc. The enclosed Notice of a Special Meeting of Shareholders and Proxy Statement describe these matters in detail and establish a Special Meeting of the shareholders to obtain your approval.

     The Fund currently has approximately $6,141,583 in net assets. Due to changes in the manner in which mutual fund shares are sold, the investment adviser and Directors have concluded that in order to increase the Fund's size, marketing expenses would have to increase dramatically. After exploring several alternatives, the investment adviser and Directors have determined that a complete liquidation is in the best interests of the Fund and its shareholders.

     WE STRONGLY URGE YOU TO APPROVE THIS PLAN OF LIQUIDATION
AT THIS TIME. Subject to your approval, shareholders remaining in the Fund will receive a cash distribution at the end of the Liquidation Period as described in the Proxy Statement.

     After reading the enclosed material, please complete, sign and return the enclosed proxy card so that your shares will be represented at the meeting and so that the Fund can avoid the expense of additional mailings. You may revoke your proxy at any time and/or vote your shares in person. YOUR VOTE IS EXTREMELY IMPORTANT.

     If you desire additional information concerning this proposal, please call us at 1-800-343-5133.

     We appreciate and thank you for your support.

                                    Sincerely,


                                    Salvador Diaz-Verson, Jr.
                                    President

                    THE DIAZ-VERSON FUNDS INC.
             1200 Brookstone Centre Parkway, Suite 105
                     Columbus, Georgia  31904
                          (706) 660-1150

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD NOVEMBER 22, 1996

A Special Meeting (the "Special Meeting") of shareholders of The Diaz-Verson Funds Inc. (the "Fund"), will be held on November 22, 1996 at 10:00 A.M. (Eastern time) at the offices of Diaz-Verson Capital Investments, Inc., 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia. The following proposals will be acted upon at that time:

     1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation approved by the Fund's Board of Directors; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on October 1, 1996 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

                            By Order of the Board of Directors



                            Michael K. Majure
                            Secretary


October 17, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    THE DIAZ-VERSON FUNDS INC.
             1200 Brookstone Centre Parkway, Suite 105
                     Columbus, Georgia  31904
                          (706) 660-1150

                          PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The
Diaz-Verson Funds Inc. (the "Fund"). Proxies will be voted at the special meeting of shareholders to be held on November 22, 1996 and at any adjournments thereof (the "Special Meeting").

     This Proxy Statement describes matters to be voted on at the Special Meeting. This solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 21, 1996. The expenses in connection with preparing this Proxy Statement and all solicitations will be borne by the Fund to the extent permitted by applicable law.

     Copies of the Fund's most recent Semi-Annual Report for the six months ended June 30, 1996, which includes unaudited financial statements, and the Fund's Annual Report for the year ended December 31, 1995, which includes audited financial statements, have heretofore been mailed to each of the shareholders of the Fund. The Fund will furnish without charge additional copies of its Semi-Annual Report and Annual Report to any shareholders who request them by calling 1-800-343-5133. These reports do not form any part of the proxy solicitation material.

     A majority of the outstanding shares of the Fund must be present (in person or by proxy) in order to conduct business at the Special Meeting. The vote of shareholders holding two-thirds of the outstanding voting securities of the Fund is required for approval of the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation (Exhibit A).

     Shareholders of record at the close of business on October 1, 1996 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, there were 591,421 shares of the Fund's common stock outstanding (the "Shares"). As of that date, the following persons owned beneficially more than 5% of the
Shares:

SHAREHOLDER                              SHARES            PERCENTAGE

 Diaz-Verson Capital Investments, Inc.   326,903           55.27%
 1200 Brookstone Centre Parkway
 Columbus, GA  31904-2954

  Salvador Diaz-Verson & John             54,484            9.21%
    Shelby Amos Cottee
  U/W/O John B. Amos
  1200 Brookstone Centre Parkway
  Columbus, GA  31904-2954

 Robert A. Patillo                        57,699            9.76%
 2987 Clairmont Road
 Suite 550
 Atlanta, GA  30329-1687


     Shareholders are entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date. The proxies named on the enclosed proxy card will vote in accordance with the shareholder's direction as indicated on his or her properly executed proxy card. If the card is executed and returned, but if you give no voting instructions, your shares will be voted in favor of the proposals described in this proxy statement.

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan of Liquidation are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the shareholders, taking into consideration the factors discussed above.

     If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's Shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1 and any other proposal that may come before the Special Meeting.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Fund or, if necessary, a solicitation firm retained for that purpose.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting. Shareholders may revoke their proxies by executing another proxy, by giving written notice of such revocation to the Fund, or by attending the Special Meeting and voting in person. The Fund's administrator is Furman Selz LLC, 230 Park Avenue, New York, New York 10169. It is not expected that the Fund's independent auditors, KPMG Peat Marwick, 345 Park Avenue, New York, New York 10154, will be present at the Special Meeting.


                            PROPOSAL 1


                 PROPOSAL TO LIQUIDATE THE ASSETS
                  AND DISSOLVE THE FUND PURSUANT
                  TO THE PROVISIONS OF THE PLAN
                          OF LIQUIDATION


The Liquidation In General

     The Fund proposes to liquidate the assets and dissolve the Fund pursuant to the provisions of a Plan of Liquidation (the "Plan") as approved by the Fund's Board of Directors on September 30, 1996. The Plan provides for the complete liquidation of all of the assets of the Fund. The Directors determined that (i) in order to anticipate and meet redemption requests by shareholders prior to the Special Meeting, and (ii) to decrease the probability of having to sell portfolio securities at unfavorable prices, the Adviser may begin to liquidate the Fund's assets as it deems appropriate and in the best interests of the shareholders of the Fund. If the Plan is approved, the Adviser will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken, including the indefinite suspension of future sales of Fund shares. A copy of the form of the Plan is attached to this Proxy Statement as Exhibit A.

Reasons For The Liquidation

     The Fund is an open-end, diversified management investment company organized as a Maryland corporation on November 18, 1992. At present, all the outstanding shares of the Fund consist of shares of the Fund's sole portfolio, Diaz-Verson Americas
Equity Fund. Therefore, where the context applies, references herein to the Fund, its shares or portfolio securities refer to Diaz-Verson Americas Equity Fund, its shares and portfolio securities. In a meeting held on September 30, 1996, the Fund's Board of Directors, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), unanimously adopted a resolution declaring the proposed liquidation and dissolution of the Fund advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Directors' determination that the Fund be liquidated and terminated.

     The Directors have been advised by the Adviser that the continued operation of the Fund at its current size is not economically feasible. The Adviser has informed the Directors that it has reviewed the following possible alternatives for the Fund:
(i) continuation of the Fund with increased efforts to sell additional Shares of the Fund thereby increasing the Fund's assets; (ii) merger or sale of the Fund into another investment company; and
(iii) conversion of the Fund into another type of investment vehicle. The Adviser reported to the Directors that it considered the viability of each alternative and had concluded that a prompt liquidation of the Fund is the only viable alternative consistent with the best interests of the shareholders, even though liquidation of the Fund would be a taxable transaction for shareholders. SEE "FEDERAL INCOME TAX CONSEQUENCES" INCLUDING A DISCUSSION OF CERTAIN TAX-DEFERRED ACCOUNTS BELOW. The Adviser was not confident that any marketing efforts under current circumstances would increase the Fund's size sufficiently to continue its operations. The Adviser reported that it found the merger or sale of the Fund into another investment company not to be a realistic alternative due to the relatively small amount of assets under management and the fact that the Adviser could not assure any potential merging or acquiring fund that the Fund's assets would remain in the Fund. Similarly, conversion of the Fund into another type of investment entity such as a limited partnership was found not to be practicable.

     The Adviser requested that the Board of Directors consider the liquidation of the Fund pursuant to the Plan. Based upon the Adviser's presentation and recommendation, the Board of Directors concluded that a liquidation of the Fund under the Plan is in the best interests of the Fund and its shareholders. Upon the liquidation, shareholders will receive a taxable cash distribution. See "Federal Income Tax Consequences" below.

Plan Of Liquidation Of The Fund

     The Plan provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved, the Adviser will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders. In no event will any of the portfolio securities owned by the Fund be sold at a price which is less than the best price obtainable at the time of sale in the markets where the Fund's securities are traded.

Liquidation Value

     Subject to the approval of the Plan, the Fund's shareholders will each receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current Prospectus, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment or accrual of all the Fund's known liabilities and obligations (a "Liquidation Distribution"). The Fund shall pay, discharge, or otherwise provide for the discharge of any and all liabilities prior to the Liquidation Date, as defined in paragraph 6 of the Plan. However, if the Fund is unable to discharge all its liabilities prior to the Liquidation Date, it may retain cash or cash equivalents in an amount believed necessary to discharge such liabilities. Unpaid liabilities may include income dividends and capital gain distributions. None of the shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation or dissolution of the Fund. Shareholders will receive the per share net asset value at the Liquidation Date.

     The Adviser has agreed to continue for the remaining life of the Fund its present agreement to waive its advisory fee from, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses of the Fund to not more than 2.50% of the Fund's average daily net assets on an annual basis. Accordingly, it is anticipated that the expenses of the liquidation will be borne by the Adviser.

Liquidation Distributions

     At present, the date or dates on which the Fund will pay Liquidation Distributions to its shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that if shareholders adopt the Plan, the liquidation would occur on or prior to December 31, 1996. Shareholders will receive their respective Liquidation Distributions without any further action on their part.

     THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES IN ACCORDANCE WITH REDEMPTION PROCEDURES SET FORTH IN THE FUND'S CURRENT PROSPECTUS WITHOUT THE NECESSITY OF WAITING FOR THE FUND TO TAKE ANY ACTION.

Federal Income Tax Consequences

     The Fund will not incur any federal income tax liability as a result of the liquidation.

     For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares in exchange for the Liquidation Distribution. Each shareholder will recognize gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the Shares have been held for more than one year, the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Fund's final fiscal year in normal tax-reporting fashion; amounts included in income as dividends will increase a shareholder's adjusted bases in his or her Shares for purposes of computing his or her gain or loss on the receipt of the Liquidation Distribution.

     The receipt of a Liquidation Distribution by an Individual Retirement Account Plan ("IRA") which holds shares would generally not be viewed as a taxable event to the beneficiary. However, some IRAs which hold shares may have been established with custodians who do not possess the power to reinvest the Liquidation Distribution but instead must immediately distribute such amounts to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular income tax. Beneficiaries who receive a distribution from their IRAs on account of the liquidation may be able to avoid the above-described taxes and characterize the receipt of the liquidation distribution as a tax-free distribution if, within 60 days of receipt of the Liquidation Distribution, it is "rolled over" into a new IRA or into an otherwise eligible retirement plan and the shareholder has not engaged in a rollover from this IRA to another IRA or otherwise eligible retirement plan during the one year period ending on the day of receipt of the Liquidation Distribution. Such a rollover will not generate a deduction for the current year; however, distributions are subject to mandatory withholding of 20% on distributions from qualified retirement plans that are eligible for rollover but are not directly transferred from the distributing plan to an eligible transferee plan. IRA shareholders who do not wish to roll over their Liquidation Distribution, or who have received a partial rollover of their IRAs during the one-year period ending on the day of receipt of the distribution, may contact the Fund's custodian or the Adviser to make other arrangements for the transfer of their IRAs. Tax results will vary depending upon the status of each beneficiary, and therefore beneficiaries who receive distributions from an IRA on account of the liquidation of the Fund must consult with their own tax advisers regarding their personal tax results in this matter.

     The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect shareholders differently depending upon their particular tax situations and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.


     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE
THE FEDERAL, STATE AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING
THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX
CIRCUMSTANCES.

     THE DIRECTORS RECOMMEND VOTING "FOR" THE ABOVE PROPOSAL.  IN
THE EVENT THE PLAN IS NOT ADOPTED, THE DIRECTORS WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.

                          OTHER BUSINESS

     The Fund's management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the person appointed pursuant to the proxies will exercise their best judgment in deciding how to vote on such matters.

                       SHAREHOLDER PROPOSALS

     Proposals that shareholders of the Fund intend to present for inclusion in the proxy materials with respect to an annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY WRITTEN NOTICE TO THE FUND OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

October 17, 1996

                               BY ORDER OF THE BOARD OF DIRECTORS
                               OF THE DIAZ-VERSON FUNDS INC.
                               Michael K. Majure
                               Secretary

                                                         EXHIBIT A

                        PLAN OF LIQUIDATION

THIS PLAN OF LIQUIDATION (the "Plan") is adopted by The Diaz-Verson Funds Inc., a Maryland corporation (the "Fund").

                       W I T N E S S E T H:
                 ________________________________

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), all the outstanding shares of which consist of shares of the Fund's sole portfolio, Diaz-Verson Americas Equity Fund; and

WHEREAS, this Plan is intended to be and is adopted as a plan of liquidation of the Fund, on the terms and conditions set forth below; and

WHEREAS, the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined by the 1940 Act), has determined that this Plan is in the best interests of the shareholders of the Fund.

NOW THEREFORE, the Board of Directors of the Fund hereby adopts the following:

1. CONDITIONS PRECEDENT. This Plan is approved subject to the following conditions:

     a. The Plan shall be approved by two-thirds of the holders of the outstanding voting securities of the Fund at a special meeting of the shareholders called for the purpose of approving the Plan.

     b. A Proxy Statement describing the Plan and the proposed liquidation shall be prepared and submitted to the Securities and Exchange Commission (the "Commission") and when authorized by the Commission, shall be delivered to each shareholder of record of the Fund for the purpose of soliciting proxies for the approval of the Plan.

     c. All necessary approvals and authorizations from the Commission, or any other regulatory authority having jurisdiction over the transactions contemplated by the Plan, shall be obtained.

     d. At or immediately prior to the Liquidation Date (as defined in paragraph 6), the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund's investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward).

2. TERMINATION OF BUSINESS OPERATIONS. On the date on which shareholders approve the Plan (the "Effective Date"), the Fund shall cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests.

3. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to all its creditors and employees that the Plan has been approved by the Board of Directors and the shareholders and that it will be liquidating its assets. Such notice will comply with the requirements of any state laws mandating notice of liquidation such as that contemplated by the Plan.

4. SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than December 31, 1996 (the "Liquidation Period"), the Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution and liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

5. LIABILITIES. During the Liquidation Period, the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If the Fund is unable to pay, discharge, or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may, however, retain cash, or cash equivalents in an amount which it estimates is necessary to discharge any unpaid liabilities of the Fund on the Fund's books as of the Liquidation Date (as defined in paragraph 6). Any liabilities that arise after the Liquidation Date will be paid by Diaz-Verson Capital Investments, Inc. (the "Adviser") or appropriate parties. Unpaid liabilities may include but not be limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date.

6. DISTRIBUTION TO SHAREHOLDERS. Upon termination of the Liquidation Period (the "Liquidation Date"), the Fund shall distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, except those reserved as authorized by paragraph 5 of this Plan, in complete cancellation and
     redemption of all the      outstanding shares of common stock
     of the Fund.

7. AMENDMENT OR TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by the resolution of the Board of Directors of the Fund, at any time prior to the Liquidation Date, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Fund. The Board of Directors may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the shareholders. However, if the Board determines that any such amendment or modification will materially and adversely affect the interests of the shareholders, such an amendment or modification will not be adopted unless approved by the shareholders.

8. FILINGS. As soon as practicable after the Liquidation Date, the Fund shall file such instruments of dissolution, Articles of Amendment, Articles Supplementary or other documents, as are necessary to effect the dissolution of the Fund in accordance with the requirements of the Articles of Incorporation of the Fund, the Maryland Business Corporation Law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

9. POWERS OF BOARD AND OFFICERS. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute, and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable to carry out the terms of this Plan and to complete the liquidation of the assets of the Fund in accordance with this Plan and any applicable laws, rules or regulations.

10. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by the Plan is effected.

11. FURTHER ASSURANCES. The Fund shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

12. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of Maryland.


IN WITNESS WHEREOF, the Board of Directors of the Fund has caused this Plan to be executed by their duly authorized representative as of this 30th day of September, 1996.

                                    THE DIAZ-VERSON FUNDS INC.



                                 By: /s/ Salvador Diaz-Verson, Jr.
                                         Salvador Diaz-Verson, Jr.
                                         President

                    THE DIAZ-VERSON FUNDS INC.
       SPECIAL MEETING OF SHAREHOLDERS -- November 22, 1996


Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE DIAZ-VERSON FUNDS INC. HEREBY CONSTITUTES AND APPOINTS SALVADOR DIAZ-VERSON, JR. AND MICHAEL K. MAJURE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE DIAZ-VERSON FUNDS INC.


Vote on Proposal to approve the liquidation of the assets and dissolution of The Diaz-Verson Funds Inc. (the "Fund") pursuant to the provisions of a Plan of Liquidation approved by the Fund's
Board of Directors.

FOR                            AGAINST                   ABSTAIN

[  ]                            [  ]                      [  ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                    THE DIAZ-VERSON FUNDS INC.
                               PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE
PROPOSAL.

Please sign exactly as name appears on this card. When account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.



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Dated: ____________________________________________________,  1996